[FRONT OF POSTCARD]

INCOME FUND                                            [Graphic:  USGI Logo]
                                                    a U.S. Global Investors Fund

LARGE CAP VALUE

About the Portfolio Manager
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The portfolio's lead managers,  Creston King III, C.F.A.,  (Chartered  Financial
Analyst), and Michael Chapman, use a team-managed approach.

Mr. King joined the advisory team in 1993 and has managed fixed-income funds since 1995. He has been in the investment business since 1985. Mr. King received his B.A. in economics from Duke University.

Prior to joining the advisory team in 1995. Mr. Chapman was a petroleum engineer for three years. He received his M.A. in energy and mineral resources and a B.S. in petroleum engineering from the University of Texas at Austin.

Investment Profile
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The Fund's  objective is to invest in a broad range of equity and debt vehicles, at least 80% of which are income-producing securities. The Income Fund focuses on issuers that have a long-established record of paying cash dividends, including those companies that provide essentials such as electricity, gas and telephone services.


SECTORS %
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Electric Services                       21.23%

Phone Comm.                             17.49%

REITS                                    7.76%

Petroleum Refining                       5.97%

Natural Gas Distribution                 5.03%

Tele & Telegraph                         2.25%

National Banks                           2.21%

Radio TV Broadcast                       2.17%

Commercial Banks                         2.16%

General Industrial                       2.08%



FUND PROFILE

For Portfolio
Management
Commentary
call our portfolio
direct hotline at
1-800-873-8637
option 6

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EQUITY PORTFOLIO HIGHLIGHTS                 (QUARTER ENDED JUNE 30, 1998)
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TOTAL RETURNS
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Year To Date                            10.33%

1 Year (annualized)                     23.84%

5 Year (annualized)                     11.43%

10 Year (annualized)                    12.35%

Total Assets:                          $11.071 million

Expense Ratio: as of Dec. 31, 1997       2.08%

Turnover Rate: as of Dec. 31, 1997      10%

CUSIP:                                  911476406

Ticker Symbol:                          USINX

Inception Date:                         11/1/83


TOP TEN HOLDINGS
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Illinova Corp.                           2.57%

PECO Energy Company                      2.49%

Duke Energy Corp.                        2.21%

Lucent Technologies                      2.14%

Fleet Cap. Trust Pfd.                    2.15%

Bell Atlantic Corp.                      2.07%

Lyondell Petrochemical                   2.07%

Century Telephone Enterprises            2.06%

Korea Bank                               2.05%

U.S. West Inc.                           2.24%


Must be accompanied or preceded by a prospectus. Past performance is no guarantee of future results. Please read the prospectus carefully before investing. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Call 1-800-US-FUNDS to receive additional information. The Fund's portfolio will change. There can be no guarantee that the Fund will continue to hold these securities in the future.